Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Kronos International, Inc. (the Company) on Form 10-K for the year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Dr. Lawrence A. Wigdor, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/  Dr. Lawrence A. Wigdor
----------------------------
     Dr. Lawrence A. Wigdor
     Chief Executive Officer

March 26, 2003

A signed original of this written statement required by Section 906 has been provided to Kronos International, Inc. and will be retained by Kronos International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.